UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 17, 2023

SmileDirectClub, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39037	83-4505317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Union Street Nashville, Tennessee	37219
(Address of Principal Executive Offices)	(Zip Code)

(800) 848-7566
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name on each exchange on which registered
Class A common stock, par value $.0001 per share	SDC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On January 17, 2023, SmileDirectClub, Inc. issued a press release announcing preliminary financial ranges for the fourth quarter and year ended December 31, 2022 and certain preliminary guidance for the fiscal year ended December 31, 2023. A copy of the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information “filed” under Item 2.02 of this Current Report on Form 8-K for the purposes of the Securities Exchange Act of 1934, as amended, is only the information set forth under the heading “Fourth Quarter and Fiscal Year 2022 Preliminary Results.”

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1 attached hereto other than as set forth under the heading “Fourth Quarter Fiscal Year 2022 Preliminary Results”, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference in any filing of SmileDirectClub, Inc. with the Securities and Exchange Commission, except as expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated January 17, 2023, reporting preliminary fiscal year 2023 guidance and financial results for the quarter and full year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMILEDIRECTCLUB, INC.

By:	/s/ Troy Crawford
Troy Crawford
Chief Financial Officer

Date: January 17, 2023